UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
November 2, 2011
 (Date of earliest event reported)

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi  39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.  Results of Operations and Financial Condition

The following information, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition,” not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities  Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On November 2, 2011, Callon Petroleum Company issued the press release attached as Exhibit 99.1 providing information regarding the company’s operating results for the quarter and nine-month period ended September 30, 2011.

As disclosed in a press release dated October 24, 2011 attached as Exhibit 99.2, Callon Petroleum Company announced that its conference call reporting third quarter 2011 results would be held on November 3, 2011 beginning at 10:00 a.m. Central Standard Time.

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure

The following information, including Exhibit 99.3, is being furnished pursuant to Item 7.01 “Regulation FD Disclosure,” not filed, for purposes of Section 18 of the Exchange Act.  This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On November 2, 2011, Callon Petroleum Company issued the press release attached as Exhibit 99.3 announcing guidance for the full year of 2011.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number                                       Title of Document

99.1	Press release dated November 2, 2011 providing information regarding Callon Petroleum Company’s operating results for the quarter and nine-month period ended September 30, 2011.

99.2	Press release dated October 24, 2011 announcing Callon Petroleum Company’s conference call reporting third quarter 2011 results.

99.3	Press release dated November 2, 2011 announcing guidance for the full year of 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company

November 3, 2011                                                                           By:    /s/ B. F. Weatherly
B. F. Weatherly
        Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number                                       Title of Document

99.1	Press release dated November 2, 2011 providing information regarding Callon Petroleum Company’s operating results for the quarter and nine-month period ended September 30, 2011.

99.2	Press release dated October 24, 2011 announcing Callon Petroleum Company’s conference call reporting third quarter 2011 results.

99.3	Press release dated August 8, 2011 announcing guidance for the third quarter and full year of 2011.